JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2016 to June 30, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/8/16
Issuer Boston Properties LP (BXP 3.65% February 1, 2026)
Cusip 10112RAX2
Bonds 67,000
Offering Price $99.708
Spread 0.65%
Cost $66,804
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.69%
Syndicate Members BAML,DB,JPM,MS,TDSECS,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/11/16
Issuer Ecolab Inc (ECL 3.25% January 14, 2023)
Cusip 278865AU4
Bonds 90,000
Offering Price $99.950
Spread 0.63%
Cost $89,955
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.21%
Syndicate Members BAML,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/21/16
Issuer Drive Auto Receivables Trust 2016-A B (DRIVE 2016-A B 3.23% May 15, 2020 144A)
Cusip 26207YAE1
Bonds 195,000
Offering Price $99.99353
Spread 0.19%
Cost $194,987
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 24.66%
Syndicate Members DB,JPM,BMO,LLOYDS, SANT,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/21/16
Issuer Drive Auto Receivables Trust 2016-A C (DRIVE 2016-A C 4.15% May 17, 2021 144A)
Cusip 26207YAF8
Bonds 243,000
Offering Price $99.983200
Spread 0.17%
Cost $242,959
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 21.07%
Syndicate Members DB,JPM,BMO,LLOYDS, SANT,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/29/16
Issuer AT&T Inc. (T 3.60% February 17, 2023)
Cusip 00206RCS9
Bonds 230,000
Offering Price $99.925
Spread 0.35%
Cost $229,828
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.48%
Syndicate Members BARCS,BBVA,BNPPAR,BSSA,JPM,TDSECS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/3/16
Issuer The Home Depot, Inc. (HD 3.00% April 1, 2026)
Cusip 437076BM3
Bonds 37,000
Offering Price $99.356
Spread 0.45%
Cost $36,762
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.71%
Syndicate Members BAML,BARCS,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/16/16
Issuer Apple Inc. (AAPL 4.50% February 23, 2036)
Cusip 037833BW9
Bonds 43,000
Offering Price $99.530
Spread 0.35%
Cost $42,798
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.97%
Syndicate Members BAML,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/16/16
Issuer General Motors Company (GM 6.60% April 1, 2036)
Cusip 37045VAK6
Bonds 50,000
Offering Price $99.920
Spread 0.78%
Cost $49,960
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.87%
Syndicate Members CITI, DB, GS, BAML, MS, BARCS, BNPPAR, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/19/16
Issuer Flagship Credit Auto Trust 2016-1 A (FCAT 2016-1 A 2.77% December 15, 2020 144A)
Cusip 33843MAA1
Bonds 373,000
Offering Price $99.760
Spread 0.40%
Cost $372,104
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 15.28%
Syndicate Members DB, BARCS, CITI, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/19/16
Issuer Flagship Credit Auto Trust 2016-1 C (FCAT 2016-1 C 6.22% June 15, 2022 144A)
Cusip 33843MAE3
Bonds 250,000
Offering Price $99.262
Spread 0.40%
Cost $248,154
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 24.86%
Syndicate Members DB, BARCS, CITI, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/19/16
Issuer PepsiCo Inc., (PEP 4.45% April 14, 2046)
Cusip 713448DD7
Bonds 107,000
Offering Price $105.791
Spread 0.88%
Cost $113,196
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 2.03%
Syndicate Members BNPPAR,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/22/16
Issuer Express Scripts Holding Company (ESRX 4.50% February 25, 2026)
Cusip 30219GAM0
Bonds 77,000
Offering Price $99.467
Spread 0.65%
Cost $76,590
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.75%
Syndicate Members BAML,CITI,CS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/25/16
Issuer Johnson & Johnson (JNJ  3.55% March 1, 2036)
Cusip 478160BU7
Bonds 36,000
Offering Price $99.475
Spread 0.88%
Cost $35,811
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,CITI,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/29/16
Issuer Exxon Mobil Corporation (XOM 3.043% March 1, 2026)
Cusip 30231GAT9
Bonds 181,000
Offering Price $100.00
Spread 0.20%
Cost $181,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.78%
Syndicate Members BAML,BARCS,CITI,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/8/16
Issuer Berkshire Hathaway Inc. (BRK 2.75% March 15, 2023)
Cusip 084670BR8
Bonds 63,000
Offering Price $99.73
Spread 0.38%
Cost $62,829
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.73%
Syndicate Members BAML,GS,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/29/16
Issuer BPCE SA (BPCEGP 4.875% April 1, 2026 144A)
Cusip 05578QAE3
Bonds 200,000
Offering Price $99.00
Spread 0.43%
Cost $197,990
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 1.26%
Syndicate Members CITI,GS,JPM,NATIX,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/6/16
Issuer New York Life Global Funding (NYLIFE 2.00% April 13, 2021 144A)
Cusip 64952WCE1
Bonds 29,000
Offering Price $99.853
Spread 0.25%
Cost $28,957
Dealer Executing Trade Goldman Sachs Company New York
% of Offering  purchased by firm 3.22%
Syndicate Members BAML,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/7/16
Issuer Standard Chartered Plc (STANLN 4.05% April 12, 2026 144A)
Cusip 853254AZ3
Bonds 200,000
Offering Price $99.723
Spread 0.35%
Cost $199,446
Dealer Executing Trade BNP Paribas Securities Corp.
% of Offering  purchased by firm 0.80%
Syndicate Members BNPPAR,GS,JPM,STAN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/14/16
Issuer Bank of America Corporation (BAC 3.50% April 19, 2026)
Cusip 06051GFX2
Bonds 114,000
Offering Price $99.833
Spread 0.45%
Cost $113,810
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.72%
Syndicate Members BAML,ABN AMRO, ANZ, BBVA, BNYMELLON,CAPITAL ONE, COMMERZ,DANSKE,DB,HUNTINGTON,ING,JPM,LLYODS,MIZUHO, NATIXIS,RBS,SANTANDER, SCOTIA, SMBC, STANDARD CHARTERED, TD, UNICREDIT, DREXEL, RAMIREZ, SIEBERT
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/2/16
Issuer AmericanAirlines 2016-2 A (AAL 2016-2 A 3.65% June 15, 2028)
Cusip 023764AA1
Bonds 16,000
Offering Price $100.00
Spread 1.05%
Cost $16,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.27%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/5/16
Issuer Equifax Inc (EFX 2.30% June 1, 2021)
Cusip 294429AK1
Bonds 37,000
Offering Price $99.952
Spread 0.60%
Cost $36,982
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.84%
Syndicate Members BAML,JPM,MIZUHO,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer AbbVie Inc. (ABBV 4.30% May 14, 2036)
Cusip 00287YAV1
Bonds 200,000
Offering Price $99.455
Spread 0.88%
Cost $198,910
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.43%
Syndicate Members BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer AbbVie Inc. (ABBV 2.85% May 14, 2023)
Cusip 00287YAX7
Bonds 76,000
Offering Price $99.987
Spread 0.40%
Cost $75,990
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.90%
Syndicate Members BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer AbbVie Inc. (ABBV 3.20% May 14, 2026)
Cusip 00287YAY6
Bonds 58,000
Offering Price $99.618
Spread 0.45%
Cost $57,778
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.22%
Syndicate Members BAML,BARCS,BNPPAR,DB,HSBCL,JPM,SG
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.90% August 1, 2046)
Cusip 12189LAZ4
Bonds 40,000
Offering Price $99.199
Spread 0.88%
Cost $39,680
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.15%
Syndicate Members CITI,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer Chevron Corporation (CVX 2.10% May 16, 2021)
Cusip 166764BG4
Bonds 150,000
Offering Price $100.00
Spread 0.12%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.11%
Syndicate Members BAML,BARCS,BNPPAR,CITI,GS,HSBCL,JPM,MS,SG,SMFGRP,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer Chevron Corporation (CVX 2.566% May 16, 2023)
Cusip 166764BK5
Bonds 200,000
Offering Price $100.00
Spread 0.15%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.09%
Syndicate Members BAML,BARCS,BNPPAR,CITI,GS,HSBCL,JPM,MS,SG,SMFGRP,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/16
Issuer WW Grainger inc. (GWW 3.75% May 15, 2046)
Cusip 384802AC8
Bonds 14,000
Offering Price $99.322
Spread 0.88%
Cost $13,905
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 2.79%
Syndicate Members BARCS,HSBC,MS,WFC,JPM,USBC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/10/16
Issuer American Tower Corporation (AMT 3.375% October 15, 2026)
Cusip 03027XAK6
Bonds 44,000
Offering Price $99.004
Spread 0.65%
Cost $43,562
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 3.80%
Syndicate Members BARCS,BBVA,MIZHU,RBCCM,TDSECS,BNPPAR,CITI,EAMSECS,GS,JPM,BAML,MS,SANT,SCOTIA
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/10/16
Issuer Regions Financial Corporation (RF 3.20% February 8, 2021)
Cusip 7591EPAK6
Bonds 54,000
Offering Price $101.269
Spread 0.33%
Cost $54,685
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.88%
Syndicate Members BARCS,DB,GS,JPM,REGFIN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/11/16
Issuer Boardwalk Pipelines LP(BWP 5.95% June 1, 2026)
Cusip 096630AE8
Bonds 16,000
Offering Price $98.860
Spread 0.65%
Cost $15,818
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.91%
Syndicate Members BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/12/16
Issuer Intel Corporation (INTC 4.10% May 19, 2046)
Cusip 458140AV2
Bonds 38,000
Offering Price $99.436
Spread 0.40%
Cost $37,786
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.17%
Syndicate Members BAML,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/13/16
Issuer AGL Capital Corporation (GAS 3.25% June 15, 2026)
Cusip 001192AM5
Bonds 17,000
Offering Price $99.598
Spread 0.65%
Cost $16,932
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 4.50%
Syndicate Members JPM,MS,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/16/16
Issuer CVS Health Corporation (CVS 2.125% June 1, 2021)
Cusip 126650CT5
Bonds 102,000
Offering Price $99.721
Spread 0.60%
Cost $101,715
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.92%
Syndicate Members BARCS,BNYM,BAML,MIZUHO,WFC,GUGGSECS,JPM,MUFG,SUNTR,USBC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/16/16
Issuer CVS Health Corporation (CVS 2.875 June 1, 2026)
Cusip 126650CU2
Bonds 62,000
Offering Price $99.139
Spread 0.65%
Cost $61,466
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.15%
Syndicate Members BARCS,BNYM,BAML,MIZUHO,WFC,GUGGSECS,JPM,MUFG,SUNTR,USBC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/20/16
Issuer AerCap Ireland Capital Limited and AerCap Global Aviation Trust (AER 3.95% February 1, 2022)
Cusip 00772BAR2
Bonds 150,000
Offering Price $99.813
Spread 0.70%
Cost $149,720
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.59%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,CS,DB,FIFTHI,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/23/16
Issuer ERAC USA Finance LLC (ENTERP 2.60% December 1, 2021 144A)
Cusip 26884TAQ5
Bonds 50,000
Offering Price $99.862
Spread 0.60%
Cost $49,931
Dealer Executing Trade Mitsubishi UFJ Securities (USA) Inc.
% of Offering  purchased by firm 1.89%
Syndicate Members JPM,MUFG,RBCCM,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/25/16
Issuer Ventas Realty LP (VTR 3.125% June 15, 2023)
Cusip 92277GAH0
Bonds 45,000
Offering Price $99.343
Spread 0.63%
Cost $44,704
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 0.64%
Syndicate Members CITI,JEFF,MS,WFC,CRAG,JPM,BAML,TDSCES,UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/26/16
Issuer Walgreens Boots Alliance, Inc. (WBA 3.10% June 1, 2023)
Cusip 931427AP3
Bonds 33,000
Offering Price $99.725
Spread 0.40%
Cost $32,909
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BAML,HSBCL,JPM,LLOYDS,MIZUHO,MUFG,UBS,UNICRD,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/31/16
Issuer Mylan NV (MYL 3.95% June 15, 2026 144A)
Cusip 62854AAD6
Bonds 35,000
Offering Price $99.231
Spread 0.65%
Cost $34,731
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.71%
Syndicate Members BAML,DB,GS,ING,JPM,PNCFIN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/31/16
Issuer Mylan NV (MYL 5.25% June 15, 2046 144A)
Cusip 62854AAG9
Bonds 24,000
Offering Price $99.984
Spread 0.88%
Cost $23,996
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.78%
Syndicate Members BAML,DB,GS,ING,JPM,PNCFIN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/07/16
Issuer Westlake Automobile Receivables Trust 2016-2 A2 (WLAKE 2016-2 A2 1.57% June 17, 2019 144A)
Cusip 96042BAC7
Bonds 1,297,000
Offering Price $99.99399
Spread 0.37%
Cost $1,296,922
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 22.85%
Syndicate Members BMO,CS,WFC,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/16/16
Issuer Duke Realty LP (DRE 3.25% June 30, 2026)
Cusip 26441YAZ0
Bonds 18,000
Offering Price $99.070
Spread 0.65%
Cost $17,833
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.03%
Syndicate Members JPM,MS,SUN,UBS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/20/16
Issuer Republic Services Inc. (RSG 2.90% July 1, 2026)
Cusip 760759AR1
Bonds 21,000
Offering Price $99.785
Spread 0.65%
Cost $20,955
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.84%
Syndicate Members BAML,BARCS,BNPPAR,JPM,MIZUHO,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/23/16
Issuer NRZ Advance Receivables Trust 2016-T1 AT1 (NRART 2016-T1 AT1 2.7511% June 15, 2049 144A)
Cusip 62942QAX1
Bonds 100,000
Offering Price $99.99983
Spread 0.25%
Cost $100,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 14.55%
Syndicate Members BARCS,CS,MS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/29/16
Issuer Oracle Corporation (ORCL 3.85% July 15, 2036)
Cusip 68389XBH7
Bonds 100,000
Offering Price $99.985
Spread 0.50%
Cost $99,985
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.79%
Syndicate Members BAML,CITI,HSBCL,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/29/16
Issuer Oracle Corporation (ORCL 2.40% September 15, 2023)
Cusip 68389XBL8
Bonds 101,000
Offering Price $99.983
Spread 0.25%
Cost $100,983
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.71%
Syndicate Members BAML,CITI,HSBCL,JPM,WFC

Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 1/6/2016
Issuer Pioneer Natural Resources Company (PXD) Secondary
Cusip 72378710
Shares 480
Offering Price $117.00
Spread $1.22
Cost $56,160
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 1.94%
Syndicate Members BofA Merrill Lynch / Citigroup / Credit Suisse / J.P. Morgan
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 1/6/2016
Issuer NN GROUP NV 144A
Cusip NL0010773842
Shares 121
Offering Price $33.44
Spread $0.75
Cost $4,052
Dealer Executing Trade Merrill Lynch International LDN
% of Offering  purchased by firm 0.53%
Syndicate Members UBS Investment Bank / KBC Securities / J.P. Morgan Securities / ING Bank NV / Deutsche Bank / Commerzbank / Citigroup Inc / BBVA Securities Inc / BofA Merrill Lynch
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 1/21/2016
Issuer TreeHouse Foods, Inc. (THS) Secondary
Cusip 89469A10
Shares 18,000
Offering Price $65.00
Spread $1.95
Cost $1,170,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.47%
Syndicate Members BofA Merrill Lynch / J.P. Morgan / Wells Fargo Securities / BMO Capital Markets / SunTrust Robinson Humphrey / Barclays / Rabo Securties / KeyBanc Capital Markets / BB&T Capital Markets / William Blair / Credit Suisse
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/15/16
Issuer Bats Global Markets, Inc. (BATS) IPO
Cusip 05491G109
Shares 4,200
Offering Price $19.00
Spread $1.14
Cost $79,800
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.71%
Syndicate Members Morgan Stanley / Citigroup / BofA Merrill Lynch / Credit Suisse / Goldman, Sachs & Co. / J.P. Morgan / Jefferies / Barclays / Deutsche Bank Securities / Nomura / Rosenblatt Securities / Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/27/16
Issuer Red Rock Resorts, Inc. (RRR) IPO
Cusip 75700L108
Shares 18,500
Offering Price $19.50
Spread $1.17
Cost $360,750
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.39%
Syndicate Members Deutsche Bank Securities / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Wells Fargo Securities / Citigroup / Macquarie Capital / Fifth Third Securities / Credit Suisse / UBS Investment Bank / Stifel / Raine Securities / Oppenheimer & Co. / Guggenheim Securities / Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust Mid Cap Portfolio
Trade Date 5/3/16
Issuer EQT Corporation (EQT) Secondary
Cusip 26884L10
Shares 5,900
Offering Price $67.00
Spread $1.08
Cost $395,300
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 6.76%
Syndicate Members Credit Suisse/J.P. Morgan/Morgan Stanley/BNP Paribas/MUFG/PNC Capital Markets LLC/Scotia Howard Weil/SunTrust Robinson Humphrey/CIBC Capital Markets/Heikkinen Energy Advisors/Stifel/Tudor,Pickering, Holt & Co./US.S. Capital Advisors
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 5/6/16
Issuer Moneta Money Bank AS (MONET CP 144A) IPO
Cusip CZ0008040318
Shares 11,266
Offering Price $2.87
Spread $0.86
Cost $32,333
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 9.98%
Syndicate Members JP Morgan/Goldman Sachs International/Citigroup
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 5/26/16
Issuer US Foods Holding Corp. (USFD) IPO
Cusip 91200810
Shares 3,700
Offering Price $23.00
Spread $1.09
Cost $85,100
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 0.87%
Syndicate Members Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/BofA Merrill Lynch/Citigroup/Credit Suisse/Deutsche Bank Securities/Wells Fargo Securities/KKR/BMO Capital Markets/Guggenheim Securities/ING/Rabo Securities/Natixis
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/26/16
Issuer US Foods Holding Corp. (USFD) IPO
Cusip 91200810
Shares 8,700
Offering Price $23.00
Spread $1.09
Cost $200,100
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 0.87%
Syndicate Members Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/BofA Merrill Lynch/Citigroup/Credit Suisse/Deutsche Bank Securities/Wells Fargo Securities/KKR/BMO Capital Markets/Guggenheim Securities/ING/Rabo Securities/Natixis
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/23/16
Issuer Twilio Inc (TWLO) IPO
Cusip 90138F10
Shares 8,500
Offering Price $15.00
Spread $1.05
Cost $127,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.91%
Syndicate Members Goldman, Sachs and Co./J.P. Morgan/Allen & Company LLC/Pacific Crest Securities/JMP Securities/William Blair/Canaccord Genuity